Exhibit 99

[LOGO] Arthur J. Gallagher & Co.


FOR IMMEDIATE RELEASE                              CONTACT:   Marsha J. Akin
                                                              Investor Relations
                                                              (630) 773-3800
                                                              www.ajg.com

                   ARTHUR J. GALLAGHER & CO. ANNOUNCES RECORD
               FOURTH QUARTER AND FULL YEAR 2003 FINANCIAL RESULTS

ITASCA, IL, January 27, 2004-- Arthur J. Gallagher & Co. today reported its financial results for the fourth quarter and full year 2003. A printer-friendly format is available at www.ajg.com.

Fourth Quarter Ended December 31
                                                                                                                 Diluted
                                                  Revenues                     Net Earnings                 Earnings Per Share
Segment                               4th Q 03     4th Q 02        Chg   4th Q 03         4th Q 02        4th Q 03       4th Q 02
--------------------                 ---------------------------------   -------------------------       ------------------------
                                        ($ in millions)                       ($ in millions)
Brokerage                             $  235.4     $  213.1        10%    $   39.8        $   32.6        $   0.43       $   0.36
Risk Management                           83.7         71.9        16%         8.1             3.6            0.09           0.04
Financial Services                        21.2         13.0        63%         1.3             2.2            0.01           0.02
   Impact of FIN 46                       25.2           --        --           --              --              --             --
                                      --------------------------------    ------------------------        -----------------------
Total Company                         $  365.5     $  298.0        23%    $   49.2        $   38.4        $   0.53       $   0.42
                                      ================================    ========================        =======================

Year Ended December 31
                                                                                                                 Diluted
                                                  Revenues                     Net Earnings                 Earnings Per Share
Segment                              Year 2003    Year 2002        Chg   Year 2003       Year 2002       Year 2003      Year 2002
--------------------                 ---------------------------------   -------------------------       ------------------------
                                        ($ in millions)                       ($ in millions)
Brokerage                             $  848.5     $  740.2        15%    $  130.2        $  104.1        $   1.40       $   1.13
Risk Management                          321.7        281.2        14%        32.5            22.2            0.35           0.24
Financial Services                        47.2         38.9        21%       -16.5             3.6           -0.18           0.04
   Impact of FIN 46                       46.4           --        --           --              --              --             --
                                      --------------------------------    ------------------------        -----------------------
Total Company                         $1,263.8     $1,060.3        19%    $  146.2        $  129.9        $   1.57       $   1.41
                                      ================================    ========================        =======================

Brokerage Segment Highlights - 2003

      o Record full year and fourth quarter net earnings per share - up 24% and 19%, respectively, over prior year.
      o Solid 15% revenue growth for the year, of which 10% is organic, and 10% growth in fourth quarter, of which 6% is organic.
      o Pretax margin at 19% and 21% for the full year and fourth quarter, respectively.
      o Improved fourth quarter compensation ratio to 52% despite margin drag of 1% related to expensing stock-based compensation (see below) and the adverse impact of foreign currency translation.

Risk Management Segment Highlights - 2003

      o Record full year and fourth quarter net earnings per share - up 46% and 125%, respectively, over prior year.
      o Excellent revenue growth of 14% and 16% for the year and fourth quarter, respectively, all of which is organic.
      o Increasing claim counts reflect excellent new business sales and recovering economic conditions.
      o Pretax margin of 13% for the year and fourth quarter - up 2% and 6% respectively, over prior year. o Client retention remains strong and client use of Gallagher's proprietary Risx-Facs system now exceeds 11 million page views per month.


                                    (1 of 7)

Financial Services Segment Highlights - 2003

      o Synthetic fuel production for the year and fourth quarter was ahead of prior periods, resulting in a 24% effective tax rate in 2003 versus 30% in 2002.

      o Gallagher has an interest in a synthetic coal partnership that is under examination by the IRS for the year 2000. The IRS has advised Gallagher that their examination will be closed without any changes being proposed. Gallagher continues to believe that all of its synthetic coal partnerships have properly claimed tax credits.

      o Significant reduction in investment holdings net of related borrowings - down to $205.2 million at December 31, 2003 versus $297.7 million at December 31, 2002.

      o Substantial reduction in off-balance-sheet investment related letters of credit, financial guarantees and commitments - down to $35.1 million at December 31, 2003 from $64.6 million at December 31, 2002.

      o Full year results include net after tax investment losses of $18.5 million, or $0.20 per diluted share, in 2003 and $15.4 million net after tax, or $0.17 per diluted share, in 2002.

      o Adoption of FIN 46 - In the third quarter of 2003, Gallagher early adopted a new accounting pronouncement, FASB Interpretation No. 46 (FIN 46) - "Consolidation of Variable Interest Entities," which required the company to consolidate one investment not previously consolidated because the company does not control the investment through a majority voting interest. The adoption of FIN 46 did not result in any additional debt on the company's balance sheet nor did it have any impact on its consolidated net earnings or stockholders' equity.

Adoption of New Accounting For Stock-Based Compensation - In the fourth quarter of 2003, the company early adopted the fair value method of accounting for employee stock options and its employee stock purchase plan pursuant to Statement of Financial Accounting Standards No. 123. This change in accounting method is being applied prospectively to all awards granted since January 1, 2003 resulting in a fourth quarter charge of $1.4 million after tax, or $0.02 per diluted share, in the fourth quarter 2003. The impact on prior 2003 quarters was not material.

"Given the current insurance rate environment, we are extremely pleased with our Brokerage segment's growth of 10% in the fourth quarter and 15% for the full year 2003. Brokerage revenues are up 47% since 2001 - a great testament to Gallagher's sales culture," said President and Chief Executive Officer, J. Patrick Gallagher, Jr.

"Our Risk Management segment finished off a spectacular year by posting 16% revenue growth in the fourth quarter and 14% for the full year 2003. Margins continue to improve and our client retention rates remain strong. Gallagher Bassett continues its 40 year history of being the best and most stable claims management services provider in the business.

"Together, our Brokerage and Risk Management segments' revenue grew 12% in the fourth quarter, of which 9% is organic, and 15% for the year, of which 11% is organic. Pretax income for these two combined segments grew 22% in the fourth quarter 2003 and 19% for the full year 2003. Since 2001, pretax income for these two segments is up 45%.

"The Gallagher team accomplished a great number of positive initiatives during 2003. We validated our hiring strategy, returned $142.7 million in cash to our stockholders - $61.9 million in dividends and $80.8 million by repurchasing 2.9 million of our shares, increased our first quarter 2004 dividend 39% (announced on January 22, 2004), substantially exited our venture capital investments, significantly reduced our concentrations in other investment categories, improved the transparency of our financial reporting, reconstituted our Board of Directors to comprise a majority of independents (announced January 23, 2004), paid off all of our corporate related debt, executed an increased three-year $250 million line of credit, closed 14 acquisitions, and kept our tangible net worth at nearly $400 million," said Gallagher.

The company will host a webcast conference call on Wednesday, January 28, 2004 at 10:00am EDT to further discuss these quarterly results. To listen, please go to www.ajg.com.

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in nine countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded under the symbol "AJG" on the New York Stock Exchange.

This press release may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors such as changes in worldwide and national economic conditions and changes in securities and fixed income markets as well as developments in the area of tax legislation. Please refer to our filing with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a more detailed discussion of these factors.

                                    (2 of 7)

                            Arthur J. Gallagher & Co.
                        Segment Statement of Earnings (1)
                 (Unaudited - in millions except per share data)

                                                                   4th Q Ended      4th Q Ended        Year Ended        Year Ended
BROKERAGE SEGMENT                                                  Dec 31, 2003     Dec 31, 2002      Dec 31, 2003      Dec 31, 2002
                                                                   ------------     ------------      ------------      ------------
Commissions                                                         $   202.9         $   185.0         $   746.2         $   662.9
Fees                                                                     40.4              34.5             135.5             109.0
Investment income - fiduciary                                             2.3               2.5               7.5               9.4
                                                                    ---------         ---------         ---------         ---------
     Gross revenues                                                     245.6             222.0             889.2             781.3
Less brokerage                                                          (10.2)             (8.9)            (40.7)            (41.1)
                                                                    ---------         ---------         ---------         ---------
     Revenues                                                           235.4             213.1             848.5             740.2
                                                                    ---------         ---------         ---------         ---------

Compensation                                                            128.6             116.6             482.1             424.0
Operating                                                                48.3              45.9             172.2             150.0
Depreciation                                                              3.1               2.9              12.1              10.9
Amortization                                                              3.0               1.2               9.8               6.6
                                                                    ---------         ---------         ---------         ---------
     Expenses                                                           183.0             166.6             676.2             591.5
                                                                    ---------         ---------         ---------         ---------

Earnings before income taxes                                             52.4              46.5             172.3             148.7
Provision for income taxes                                               12.6              13.9              42.1              44.6
                                                                    ---------         ---------         ---------         ---------
Net earnings                                                        $    39.8         $    32.6         $   130.2         $   104.1
                                                                    =========         =========         =========         =========

Diluted net earnings per share                                      $    0.43         $    0.36          $   1.40         $    1.13
Cash earnings per share(2)                                          $    0.47         $    0.38          $   1.57         $    1.27
Growth - revenues                                                         10%               26%               15%               28%
Organic growth in commissions and fees(3)                                  6%               16%               10%               17%
Growth - pretax earnings                                                  13%               38%               16%               27%
Compensation expense ratio                                                52%               53%               54%               54%
Operating expense ratio                                                   20%               21%               19%               19%
Effective tax rate                                                        24%               30%               24%               30%
Pretax profit margin                                                      21%               21%               19%               19%

RISK MANAGEMENT SEGMENT

Fees                                                                $    83.4         $    71.7         $   320.7         $   280.4
Investment income - fiduciary                                             0.3               0.2               1.0               0.8
                                                                    ---------         ---------         ---------         ---------
     Revenues                                                            83.7              71.9             321.7             281.2
                                                                    ---------         ---------         ---------         ---------

Compensation                                                             46.7              41.8             178.7             159.9
Operating                                                                23.9              22.5              90.6              80.4
Depreciation                                                              2.3               2.5               9.4               9.3
Amortization                                                              0.1               --                0.1               --
                                                                    ---------         ---------         ---------         ---------
     Expenses                                                            73.0              66.8             278.8             249.6
                                                                    ---------         ---------         ---------         ---------

Earnings before income taxes                                             10.7               5.1              42.9              31.6
Provision for income taxes                                                2.6               1.5              10.4               9.4
                                                                    ---------         ---------         ---------         ---------
Net earnings                                                        $     8.1         $     3.6         $    32.5         $    22.2
                                                                    =========         =========         =========         =========

Diluted net earnings per share                                      $    0.09         $     0.04        $     0.35        $    0.24
Cash earnings per share(2)                                          $    0.11         $     0.06        $     0.43        $    0.31
Growth - revenues                                                          16%                9%               14%                6%
Organic growth in fees(3)                                                  16%                9%               14%                6%
Growth - pretax earnings                                                  110%               -1%               36%                1%
Compensation expense ratio                                                 56%               58%               56%               57%
Operating expense ratio                                                    29%               31%               28%               29%
Effective tax rate                                                         24%               30%               24%               30%
Pretax profit margin                                                       13%                7%               13%               11%

See notes to the fourth quarter 2003 earnings release on page 6 of 7.



                                    (3 of 7)

                            Arthur J. Gallagher & Co.
                        Segment Statement of Earnings (1)
                 (Unaudited - in millions except per share data)

                                                                      4th Q Ended     4th Q Ended       Year Ended       Year Ended
FINANCIAL SERVICES SEGMENT                                            Dec 31, 2003    Dec 31, 2002     Dec 31, 2003     Dec 31, 2002
                                                                      ------------    ------------     ------------     ------------
Investment income                                                      $   21.6         $   17.8         $    71.7         $   60.9
Impact of FIN 46 on investment income                                      25.2              --               46.4              --
Investment gains (losses)                                                  (0.4)            (4.8)            (24.5)           (22.0)
                                                                       --------         --------         ---------         --------
     Revenues                                                              46.4             13.0              93.6             38.9
                                                                       --------         --------         ---------         --------

Investment expenses                                                        15.6              5.6              53.7             18.6
Impact of FIN 46 on investment expenses                                    24.1              --               44.1              --
Interest                                                                    1.9              2.3               8.0              9.5
Depreciation                                                                2.0              1.9               7.4              5.6
Impact of FIN 46 on depreciation expense                                    1.1              --                2.3              --
                                                                       --------         --------         ---------         --------
     Expenses                                                              44.7              9.8             115.5             33.7
                                                                       --------         --------         ---------         --------

Earnings (loss) before income taxes                                         1.7              3.2             (21.9)             5.2
Provision (benefit) for income taxes                                        0.4              1.0              (5.4)             1.6
                                                                       --------         --------         ---------         --------
Net earnings (loss)                                                    $    1.3         $    2.2         $   (16.5)        $    3.6
                                                                       ========         ========         =========         ========

Diluted earnings (loss) per share                                      $   0.01         $   0.02         $   (0.18)        $   0.04
Cash earnings per share(2)                                             $   0.04         $   0.08         $    0.10         $   0.25

                       Consolidated Statement of Earnings
                 (Unaudited - in millions except per share data)

                                                                      4th Q Ended     4th Q Ended       Year Ended       Year Ended
TOTAL COMPANY                                                         Dec 31, 2003    Dec 31, 2002     Dec 31, 2003     Dec 31, 2002
                                                                      ------------    ------------     ------------     ------------
Commissions                                                           $   202.9         $  185.0         $   746.2         $  662.9
Fees                                                                      123.8            106.2             456.2            389.4
Investment income - fiduciary                                               2.6              2.7               8.5             10.2
Investment income - all other                                              46.8             17.8             118.1             60.9
Investment gains (losses)                                                  (0.4)            (4.8)            (24.5)           (22.0)
                                                                      ---------         --------         ---------         --------
     Gross revenues                                                       375.7            306.9           1,304.5          1,101.4
Less brokerage                                                            (10.2)            (8.9)            (40.7)           (41.1)
                                                                      ---------         --------         ---------         --------
     Revenues                                                             365.5            298.0           1,263.8          1,060.3
                                                                      ---------         --------         ---------         --------

Compensation                                                              175.3            158.4             660.8            583.9
Operating                                                                  72.2             68.4             262.8            230.4
Investment expenses                                                        39.7              5.6              97.8             18.6
Interest                                                                    1.9              2.3               8.0              9.5
Depreciation                                                                8.5              7.3              31.2             25.8
Amortization                                                                3.1              1.2               9.9              6.6
                                                                      ---------         --------         ---------         --------
     Expenses                                                             300.7            243.2           1,070.5            874.8
                                                                      ---------         --------         ---------         --------

Earnings before income taxes                                               64.8             54.8             193.3            185.5
Provision for income taxes                                                 15.6             16.4              47.1             55.6
                                                                      ---------         --------         ---------         --------
Net earnings                                                          $    49.2         $   38.4         $   146.2         $  129.9
                                                                      =========         ========         =========         ========

Diluted net earnings per share                                        $    0.53         $   0.42         $    1.57         $   1.41
                                                                      =========         ========         =========         ========
Cash earnings per share(2)                                            $    0.62         $   0.52         $    2.10         $   1.83
                                                                      =========         ========         =========         ========
Dividends declared per share                                          $    0.18         $   0.15         $    0.72         $   0.60
                                                                      =========         ========         =========         ========

Other Information

Diluted weighted average shares outstanding (000s)                       93,570           92,126            93,292           91,861
Common shares repurchased (000s)                                            970                1             2,864              478
Return on beginning tangible net worth (4)                                                                      37%              42%
Number of acquisitions closed                                                 7                2                14               10
Workforce (includes acquisitions)                                                                            7,206            7,111

See notes to the fourth quarter 2003 earnings release on page 6 of 7.


                            (4 of 7)

                            Arthur J. Gallagher & Co.
                           Consolidated Balance Sheet
                 (Unaudited - in millions except per share data)

                                                                                     Dec 31, 2003            Dec 31, 2002
                                                                                     ------------            ------------
Cash and cash equivalents                                                            $     193.6            $     152.6
Restricted cash                                                                            437.6                  256.3
Trading securities                                                                           5.0                   58.2
Investments - current                                                                       26.9                   37.9
Premiums and fees receivable                                                             1,286.4                1,183.7
Other current assets                                                                       158.4                   84.9
                                                                                     -----------            -----------
     Total current assets                                                                2,107.9                1,773.6

Investments - long-term                                                                    121.0                  168.4
Fixed assets related to consolidated investments - net                                     205.2                  185.4
Other fixed assets - net                                                                    61.0                   65.6
Deferred income taxes                                                                      137.8                  102.4
Other noncurrent assets                                                                     45.8                   33.1
Goodwill - net                                                                             138.3                   84.2
Amortizable intangible assets - net                                                         84.6                   50.9
                                                                                     -----------            -----------
     Total assets                                                                    $   2,901.6            $   2,463.6
                                                                                     ===========            ===========

Premiums payable to insurance and reinsurance companies                              $   1,743.5            $   1,488.2
Accrued compensation and other accrued liabilities                                         219.3                  165.7
Unearned fees                                                                               27.3                   19.4
Income taxes payable                                                                        24.3                   11.0
Other current liabilities                                                                   16.0                   17.5
Corporate related borrowings                                                                --                     25.0
Consolidated investments borrowings - current                                               30.9                   22.8
                                                                                     -----------            -----------
     Total current liabilities                                                           2,061.3                1,749.6

Consolidated investments related borrowings - long-term                                    122.1                  128.3
Other noncurrent liabilities                                                                99.1                   57.5
                                                                                     -----------            -----------
     Total liabilities                                                                   2,282.5                1,935.4
                                                                                     -----------            -----------

Stockholders' equity:                                                                       90.0                   88.5
Capital in excess of par value                                                             105.5                   92.7
Retained earnings                                                                          442.3                  361.0
Unearned deferred compensation                                                              (9.6)                  (6.5)
Unearned restricted stock                                                                   (9.1)                  (7.5)
                                                                                     -----------            -----------
     Total stockholders' equity                                                            619.1                  528.2
                                                                                     -----------            -----------
     Total liabilities and stockholders' equity                                      $   2,901.6            $   2,463.6
                                                                                     ===========            ===========

Other Information
Tangible net worth(5)                                                                $     396.2            $     393.1
Book value per share                                                                 $      6.88            $      5.97
Tangible book value per share(6)                                                     $      4.40            $      4.44

See notes to the fourth quarter 2003 earnings release on page 6 of 7.


                            (5 of 7)

                            Arthur J. Gallagher & Co.
                        Unconsolidated Investment Summary
                 (Unaudited - in millions except per share data)

                                                                                                    December 31, 2003
                                                                                                 -----------------------
                                                  December 31, 2003        December 31, 2002      LOCs &
                                                --------------------     --------------------    Financial     Funding
                                                Current    Long-term     Current    Long-term    Guarantees  Commitments
                                                -------    ---------     -------    ---------    ----------  -----------
Trading Securities:
    Managed directly                             $  5.0      $   --       $ 17.7      $   --       $   --       $   --
    Managed by third parties                         --          --         40.5          --           --           --
                                                 ------      ------       ------      ------       ------       ------
         Total trading securities                $  5.0      $   --       $ 58.2      $   --       $   --       $   --
                                                 ======      ======       ======      ======       ======       ======
Unconsolidated Investments:
Asset Alliance Corporation (AAC)
  related investments:
    Direct and indirect investments in AAC       $  1.3      $ 49.8       $   --      $ 46.7       $   --       $   --
    Investment guaranteed by AAC                     --          --           --         9.1           --           --

Low income housing (LIH) developments:
    Bridge loans                                    9.5          --         20.3          --           --           --
    Partnership interests                            --         3.1           --         8.1           --           --
    LIH Developer                                    --         7.6           --         7.6           --           --

Alternative energy investments:
    Owned partnership interests                     1.5        28.3          0.9        15.2          5.9          0.2
    Partnership interest installment sales         14.6         8.0         15.0        24.3           --           --

Bermuda insurance investments                        --        20.4           --        20.4          6.7           --

Real estate, venture capital and other
    investments                                      --         3.8          1.7        37.0          2.1          5.9
                                                 ------      ------       ------      ------       ------       ------

    Total unconsolidated investments             $ 26.9      $121.0       $ 37.9      $168.4       $ 14.7       $  6.1
                                                 ======      ======       ======      ======       ======       ======

Notes to Fourth Quarter 2003 Earnings Release and Non-GAAP Financial Measures

(1) The information presented above has been reclassified to reflect the current year presentation. In prior years, the company presented a "Corporate" segment. For purposes of this and future presentations, the Corporate segment has been allocated to the remaining three operating segments.

(2) Represents net earnings before the after-tax effect of investment gains (losses), depreciation and amortization divided by the weighted average number of diluted shares outstanding during the period. The company's consolidated cash earnings are computed as follows:

                                                           4th Quarter Ended Dec 31,                       Year Ended Dec 31,
                                                       --------------------------------            --------------------------------
                                                          2003                  2002                  2003                  2002
                                                       ----------            ----------            ----------            ----------
      Net earnings                                     $     49.2            $     38.4            $    146.2            $    129.9
      Investment (gains) losses                               0.4                   4.8                  24.5                  22.0
      Depreciation                                            8.5                   7.3                  31.2                  25.8
      Amortization                                            3.1                   1.2                   9.9                   6.6
      Tax effect                                             (2.9)                 (4.0)                (16.0)                (16.3)
                                                       ----------            ----------            ----------            ----------
      Cash earnings                                    $     58.3            $     47.7            $    195.8            $    168.0
                                                       ==========            ==========            ==========            ==========
      Cash earnings per share                          $     0.62            $     0.52            $     2.10            $     1.83
                                                       ==========            ==========            ==========            ==========
      Weighted shares (000s)                               93,570                92,126                93,292                91,861
                                                       ==========            ==========            ==========            ==========

(3) Represents the percentage increase in revenues before the impact of the 2003 and 2002 acquisitions accounted for as purchases.

(4) Represents net earnings divided by total stockholders' equity less net goodwill and net amortizable intangible assets as of the beginning of the year.

(5) Represents total stockholders' equity less net goodwill and net amortizable intangible assets.

(6) Represents tangible net worth divided by the common shares outstanding at the end of the period.


                                    (6 of 7)

                            Arthur J. Gallagher & Co.
                         Consolidated Investment Summary
                            (Unaudited - in millions)

                                                                                                         December 31, 2003
                                                                                                     ------------------------
                                                                                                       LOCs &
                                                                  December 31,     December 31,       Financial     Funding
                                                                     2003              2002          Guarantees   Commitments
                                                                  ------------     ------------      ----------   -----------
Home office land and building:
    Fixed assets                                                   $  100.9          $  100.4          $   --        $   --
    Accumulated depreciation                                          (13.2)            (10.6)             --            --
    Non-recourse borrowings - current                                  (0.8)             (0.7)             --            --
    Recourse borrowings - current                                        --                --              --            --
    Non-recourse borrowings - noncurrent                              (74.0)            (74.8)             --            --
    Recourse borrowings - noncurrent                                   (3.0)             (3.0)             --            --
    Net other consolidated assets and liabilities                       2.2               0.7              --            --
                                                                   --------          --------          ------        ------
         Net investment                                                12.1              12.0              --            --
                                                                   --------          --------          ------        ------
Florida residential development
  land and improvements:
    Fixed assets                                                       56.0              50.7              --            --
    Accumulated depreciation                                             --                --              --            --
    Non-recourse borrowings - current                                 (10.7)             (2.9)             --            --
    Recourse borrowings - current                                     (17.0)            (17.0)             --            --
    Non-recourse borrowings - noncurrent                               (0.2)             (3.3)             --            --
    Recourse borrowings - noncurrent                                  (12.4)            (12.4)             --            --
    Net other consolidated assets and liabilities                      (3.6)             (2.0)           12.8           1.5
                                                                   --------          --------          ------        ------
         Net investment                                                12.1              13.1            12.8           1.5
                                                                   --------          --------          ------        ------
Airplane leasing company:
    Fixed assets                                                       51.8              51.8              --            --
    Accumulated depreciation                                          (10.5)             (6.9)             --            --
    Non-recourse borrowings - current                                  (2.4)             (2.2)             --            --
    Recourse borrowings - current                                        --                --              --            --
    Non-recourse borrowings - noncurrent                              (32.5)            (34.8)             --            --
    Recourse borrowings - noncurrent                                     --                --              --            --
    Net other consolidated assets and liabilities                       0.9               0.2              --            --
                                                                   --------          --------          ------        ------
         Net investment                                                 7.3               8.1              --            --
                                                                   --------          --------          ------        ------
Syn/Coal partnerships:
    Cash and receivables                                               19.0                --              --            --
    Fixed assets                                                       35.2                --              --            --
    Accumulated depreciation                                          (15.0)               --              --            --
    Non-recourse borrowings - current                                    --                --              --            --
    Recourse borrowings - current                                        --                --              --            --
    Non-recourse borrowings - noncurrent                                 --                --              --            --
    Recourse borrowings - noncurrent                                     --                --              --            --
    Net other consolidated assets and liabilities                     (18.4)               --              --            --
                                                                   --------          --------          ------        ------
         Net investment                                                20.8                --              --            --
                                                                   --------          --------          ------        ------
Total consolidated investments:
    Cash and receivables                                               19.0                --              --            --
    Fixed assets                                                      243.9             202.9              --            --
    Accumulated depreciation                                          (38.7)            (17.5)             --            --
    Non-recourse borrowings - current                                 (13.9)             (5.8)             --            --
    Recourse borrowings - current                                     (17.0)            (17.0)             --            --
    Non-recourse borrowings - noncurrent                             (106.7)           (112.9)             --            --
    Recourse borrowings - noncurrent                                  (15.4)            (15.4)             --            --
    Net other consolidated assets and liabilities                     (18.9)             (1.1)           12.8           1.5
                                                                   --------          --------          ------        ------
         Net investment                                            $   52.3          $   33.2          $ 12.8        $  1.5
                                                                   ========          ========          ======        ======


                                    (7 of 7)

                                      # # #